SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2016

Lehman ABS Corporation, on behalf of:

CORPORATE BACKED TRUST CERTIFICATES,

GOLDMAN SACHS CAPITAL I

SECURITIES-BACKED SERIES 2004-6 TRUST

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32131	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lehman ABS Corporation 1271 Avenue of the Americas, New York, New York	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 285-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Corporate Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-6 Trust, which we refer to herein as the “Trust,” was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee (the “Trustee”), as supplemented by the Series Supplement in respect of the Trust dated as of March 19, 2004.

The Depositor is a wholly-owned, indirect subsidiary of Lehman Brothers Holdings Inc. (“LBHI”). On September 15, 2008 and periodically thereafter, LBHI and certain of its subsidiaries (collectively, the “Debtors”) commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (jointly administered proceedings, In re Lehman Brothers Holdings Inc. et al., Case Number 08-13555). LBHI and its wholly-owned broker-dealer, Lehman Brothers Inc., have sold since September 15, 2008 significant businesses, including the sale on September 21, 2008 of the investment banking business to Barclays Capital Inc., which business included the employees who historically conducted the Registrant’s business.

On December 6, 2011, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Modified Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors (the “Plan”). The Plan and the Confirmation Order were attached as Exhibit 2.1 and Exhibit 2.2, respectively, to LBHI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2011. LBHI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2011 contains a summary of the Plan.

On March 6, 2012 (the “Effective Date”), the Plan became effective and a notice of the Effective Date of the Plan (the “Notice of Effective Date”) was filed with the Bankruptcy Court.

Item 8.01. OTHER EVENTS

On February 16, 2016, a distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto.

On November 30, 2015, the Trustee sent a notice (the “Notice”) to holders of Trust Certificates stating that LBHI, as Plan administrator on behalf of Lehman Brothers Special Financing Inc. (“LBSF”), initiated a mediation proceeding with the Trust pursuant to an order of the Bankruptcy Court. The mediation is related to a complaint filed by LBSF against the Trust on September 18, 2015 arising out of a swap transaction between LBSF and the Trust (the “Swap Transaction”). The Notice states that the complaint “seeks a determination, among other things, that LBSF is entitled to a Termination Payment [as defined in the Series Supplement] with respect to any Termination of the Swap Transaction, or alternatively that it is entitled to the Fixed Payments it alleges are due by the Trust.” In the event that an Early Termination Payment or judgment is payable by the Trust to LBSF, the payment may need to be satisfied by the distribution to LBSF of a portion of the underlying securities or the proceeds thereof.

Additionally, the Notice sets forth that prior to any distribution to holders of Trust Certificates, funds held under the Trust Agreement may be used first for payment of the fees and costs incurred or to be incurred by the Trustee in performing its duties, which include compensation for time spent, and the fees and costs of counsel and other agents employed, to pursue remedies, defend claims, or take other actions to protect the interests of the holders of Trust Certificates and the Trust, respectively. A copy of the Notice is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K. Please refer to Sections 5 (“Distributions”) and 8 (“Trustee’s Fees”) of the Series Supplement for further information regarding expenses. The Trustee has advised the Depositor that it intends to file a Trust Instruction Proceeding in Ramsey County, Minnesota, seeking approval to use Trust Assets to pay the costs incurred by the Trustee in defending the Trust.

The Goldman Sachs Group, Inc., the issuer of the junior subordinated debentures, the sole assets held by the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For information on The Goldman Sachs Group, Inc. please see its periodic and current reports filed with the Securities and Exchange Commission (the “Commission”) under The Goldman Sachs Group, Inc.’s Exchange Act file number, 001-14965. The

Commission maintains a site on the World Wide Web at “http://www.sec.gov” at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or “EDGAR.” Periodic and current reports and other information required to be filed pursuant to the Exchange Act by The Goldman Sachs Group, Inc. may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, the issuer of the junior subordinated debentures or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) The following exhibit is filed as part of this report:

99.1	Trustee’s Distribution Statement to the Corporate Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-6 Certificate Holders for the period ending February 16, 2016.

99.2	Trustee’s Notice to the Holders of Certificates, dated November 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. In preparing this report the Registrant has relied on information provided to it by the Trustee.

Date: February 26, 2016

Lehman ABS Corporation, as Depositor for the Trust (the “Registrant”)

By:	/s/ Clifford Feibus
Name:	Clifford Feibus
Title:	Senior Vice President, and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Trustee’s Distribution Statement to the Corporate Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-6 Certificate Holders for the period ending February 16, 2016

99.2	Trustee’s Notice to the Holders of Certificates, dated November 30, 2015